UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 6, 2015
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On May 6, 2015, Corporate Office Properties Trust (“COPT”) and Corporate Office Properties, L.P. (“COPLP”) (collectively referred to herein as the “Registrants”) entered into a credit agreement with a group of lenders for which KeyBanc Capital Markets and J.P. Morgan Securities LLC acted as joint lead arrangers and joint book runners, KeyBank National Association acted as administrative agent and JPMorgan Chase Bank, N.A. acted as syndication agent (the “Consolidated Credit Agreement”) to amend, restate and consolidate the terms of (i) the credit agreement entered into effective September 1, 2011 governing the Registrants’ $800.0 million revolving credit facility (as amended, the “Credit Facility”) and (ii) a term loan agreement entered into by the Registrants on February 14, 2012 (as amended, the “Term Loan”). See the description of this matter in Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2015, the Registrants entered into the Consolidated Credit Agreement to amend, restate and consolidate the terms of the Credit Facility and the Term Loan. In addition to consolidating the terms of these loan facilities, the Consolidated Credit Agreement included the following provisions:

For the Credit Facility:

•
an extension of the maturity date of the Credit Facility from July 14, 2017 to May 6, 2019, with the ability for COPLP to further extend such maturity by two six-month periods at its option, provided that there is no default under the facility and COPLP pays an extension fee based on the total availability of the facility for each extension;

•
changes to the interest terms of the Credit Facility such that the variable interest rate is based on one of the following, to be selected by COPLP: (1) the LIBOR rate for the interest period designated by COPLP (customarily the 30-day rate) plus 0.875% to 1.60%, as determined by the credit ratings assigned to COPLP by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. (collectively, the “Ratings Agencies”); or (2)(a) the greater of: (i) the prime rate of the lender then acting as the administrative agent, (ii) the Federal Funds Rate, as defined in the Consolidated Credit Agreement, plus 0.50% or (iii) the LIBOR rate for a one-month interest period plus 1.0%; plus (b) 0.00% to 0.60%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies;

•
changes to the quarterly fee carried by the Credit Facility. Such fee is based on the average daily amount of the lenders’ aggregate commitment multiplied by a per annum rate of 0.125% to 0.30%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; and

•	certain changes to the financial covenants of the Credit Facility.

For the Term Loan:

•
an increase in the loan amount of the Term Loan from $250.0 million to $300.0 million, with a right for COPLP to borrow up to an additional $200.0 million during the term for an aggregate maximum loan of $500.0 million, subject to certain conditions. COPLP used the proceeds from the $50.0 million increase in the Term Loan to repay a portion of another existing unsecured term loan;

•	an extension of the maturity date of the Term Loan from February 14, 2017 to May 6, 2020;

•
changes to the interest terms of the Term Loan such that the variable interest rate is based on one of the following, to be selected by COPLP: (1) the LIBOR rate for the interest period designated by COPLP (customarily the 30-day rate) plus 0.90% to 1.85%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; or (2)(a) the greater of: (i) the prime rate of the lender then acting as the administrative agent, (ii) the Federal Funds Rate, as defined in the Consolidated Credit Agreement, plus 0.50% or (iii) the LIBOR rate for a one-month interest period plus 1.0%; plus (b) 0.00% to 0.85%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; and

•	certain changes to the financial covenants of the Term Loan.

The description of the Consolidated Credit Agreement contained herein is qualified in its entirety by reference to the terms of the Consolidated Credit Agreement, filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 7, 2015, COPT held its Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•	the election of nine trustees, each for a one-year term;

•	the ratification of the appointment of PricewaterhouseCoopers LLP as COPT’s independent registered public accounting firm for the current fiscal year; and

•	an advisory vote to approve the compensation of COPT’s named executive officers as disclosed in its proxy statement filed on March 26, 2015.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Thomas F. Brady	84,020,376	602,909	17,164	2,823,786
Robert L. Denton	83,710,902	912,868	16,679	2,823,786
Philip L. Hawkins	84,417,694	206,017	16,738	2,823,786
Elizabeth A. Hight	84,377,307	247,368	15,774	2,823,786
David M. Jacobstein	84,403,602	219,684	17,163	2,823,786
Stephen D. Kesler	83,881,954	741,617	16,878	2,823,786
C. Taylor Pickett	84,426,432	197,748	16,269	2,823,786
Richard Szafranski	84,401,913	221,860	16,676	2,823,786
Roger A. Waesche, Jr.	84,387,223	238,664	14,562	2,823,786

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	86,937,769	508,188	18,278	N/A

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 3: Advisory Vote to Approve Compensation of Named Executive Officers	75,273,344	9,337,981	29,124	2,823,786

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired
None
(b)    Pro Forma Financial Information
None
(c)    Shell Company Transactions
None
(d)    Exhibits

Exhibit Number	Exhibit Title
99.1
Amended, Restated and Consolidated Credit Agreement, dated as of May 6, 2015, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; KeyBank National Association; KeyBanc Capital Markets, Inc.; J.P. Morgan Securities LLC; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; PNC Bank, National Association; Royal Bank of Canada; Wells Fargo Bank, National Association; Barclays Bank PLC; Regions Bank; Citizens Bank, National Association; and CitiBank, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	May 12, 2015	Dated:	May 12, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1
Amended, Restated and Consolidated Credit Agreement, dated as of May 6, 2015, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; KeyBank National Association; KeyBanc Capital Markets, Inc.; J.P. Morgan Securities LLC; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; PNC Bank, National Association; Royal Bank of Canada; Wells Fargo Bank, National Association; Barclays Bank PLC; Regions Bank; Citizens Bank, National Association; and CitiBank, N.A.